UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 6, 2019

OMNITEK ENGINEERING CORP.

 (Exact name of Registrant as specified in its charter)

California

(State or Other Jurisdiction of Incorporation)

000-53955                                                                     33-0984450

(Commission File Number)                                                    (IRS Employer Identification No.)

1333 Keystone Way, Suite 101, Vista, California 92081

 (Address of principal executive offices, Zip Code)

(760) 591-0089

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01Entry Into a Material Definitive Agreement

On September 6, 2019, Omnitek Engineering Corp. (the “Omnitek” or “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with G. On Global Investments S.R.L., a limited liability company organized under the laws of Romania (“the “Purchaser”), an accredited investor who is a strategic partner of Omnitek.  Pursuant to the Purchase Agreement Omnitek agreed to sell and the Purchaser agree to buy 3,579,014 restricted shares of Common Stock (the “Block 1 Shares”) at a price of $0.1788 per share for an aggregate purchase price of $640,000.  Additionally, in consideration of the payment by the Purchaser of $25,000 (the Option Purchase Price) by September 30, 2019, Omnitek agreed to grant the Purchaser an Option to purchase an additional 3,579,014 restricted shares of common stock (the Option Shares”) for an additional $640,000.  See Item 3.02 “Unregistered Sales of equity Securities” below.

On June 15, 2018, Omnitek borrowed the sum of $12,000 from director, John Palumbo evidenced by an unsecured Promissory Note, with simple interest thereon at rate of 8% per annum.  The principal and accrued and unpaid interest shall be paid in on December 11, 2019.

Item 3.02 - Unregistered Sales of Equity Securities

On September 6, 2019, Omnitek Engineering Corp. (the “Omnitek” or “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with G. On Global Investments S.R.L., a limited liability company organized under the laws of Romania (“the “Purchaser”), an accredited investor who is a strategic partner of Omnitek.  Pursuant to the Purchase Agreement Omnitek agreed to sell and the Purchaser agree to buy 3,579,014 restricted shares of Common Stock (the “Block 1 Shares”) at a price of $0.1788 per share for an aggregate purchase price of $640,000.

Block 1 Shares

Under the terms of the afpremention Purchase Agreement, Omnitek will sell to Purchaser 3,579,014 restricted shares of Common Stock (the “Block 1 Shares”) at a price of $0.1788 per share for an aggregate purchase price of $640,000.   Upon execution of the Purchase Agreement, the Purchaser made an initial payment of $25,000

Subject to the default and penalty provisions in the Purchase Agreement, the sale and purchase of the Block 1 Shares and payment of the Purchase Price shall be made in 20 tranches as follows: (a) $75,000 payable on or before September 30, 2019 (Tranche 1), (b) the balance of the Purchase Price paid in 18 monthly tranches, at a minimum of $10,000 per month with a total quarterly payment of no less than $90,000, and (c) a final payment of $25,000 on or before April 1, 2021 (Tranche 20).

Pursuant to the Purchase Agreement, the Purchaser shall be in default if Purchaser (a) fails to make any minimum monthly payment, (b) fails to have paid the aggregate Tranche Payment and complete the purchase of shares for Tranche 4, Tranche 7, Tranche 10, Tranche 13, Tranche 16 and Tranche 19) and the final Tranche 20 payment, pursuant to the payment terms and payment schedule when due. The Purchaser may pay the Minimum Monthly Payment of $10,000 in such amounts and increments (weekly, bi-weekly or in full) as Purchaser chooses provided that the full amount of such Minimum Monthly Payment has been paid in full by the Payment Date.  In the event of the Purchaser’s default, Omnitek shall have the option in its sole discretion, to:

(a)Terminate the Purchaser’s right to purchase any further shares under this  Agreement upon fourteen (14) days written notice to the Purchaser, in which event only shares for which payment has been received shall be issued.

(b)Waive the default for any particular tranche, provided payment of the scheduled tranche amount plus a penalty of $0.03 per share is paid within seven (7) days of written notice of default to the Purchaser.  The effect being that the number of shares being purchased shall remain the same but the purchase price for such shares shall be increased by $0.03 cents to $0.2088 per share for all future Tranches. Only shares for which payment has been received shall be issued.

.

Option to Purchase Additional Shares

Additionally, subject to the payment by the Purchaser of the additional sum of $25,000 (the Option Purchase Price) by September 30, 2019, Omnitek shall grant to the Purchaser, an Option to purchase an additional 3,579,014 restricted shares of common stock (the Option Shares”) for an additional $640,000.  The $25,000 Option Purchase Price is the consideration for the Option and shall be non-refundable and shall not be applied to the purchase of any Block 1 Shares or Option Shares.

The Purchaser may exercise the Option within six (6) months of the Initial Block 1 Closing (i.e. September 30, 2019) by paying the Initial Option Tranche 1 Exercise Payment of $75,000. If the Purchaser has not exercised and paid the Initial Option Exercise Payment of $75,000 by March 31, 2020 the option to purchase any of the Option Shares shall expire and be terminated. Pursuant to the Purchase Agreement, any default by the Purchaser related to the purchase of the Block 1 Shares shall result in the termination of the Option to purchase any Option Shares that have not been purchased as of the date of default.

Pursuant to the Purchase Agreement, if exercised, the Option Shares and payment of the Purchase Price for the Option Shares shall be made in 20 tranches as follows: (a) $75,000 paid at the Initial Exercise Date (i.e. on or before march 31, 2020, (b) the balance of the Purchase Price paid in 18 monthly tranches at a minimum of $10,000 per month with a total quarterly payment of no less than $90,000, and (c) a final payment of $25,000 (i.e. Option Tranche 20 ) on or before 19 months after the Initial Option Exercised date:

A copy of the Securities Purchase Agreement is filed herewith as Exhibit 10.01, and is incorporated herein by reference. The foregoing descriptions of the Securities Purchase Agreement   Agreements are qualified in its entirety by reference to the full text of such agreements.

No underwriters were used. The offer and sale of the shares was made by the Company in reliance upon exemptions from the registration provisions of the Securities Act of 1933, as amended, set forth in Section 4(a)(2) and Rule 506 of Regulation D, thereof, relative to the offer and sale of accredited investors, within the meaning of Rule 501 of Regulation D, of the securities of an issuer not involving any public offering.

Item 9.01 Financial Statements and Exhibits

Exhibit

Number    Description

10.01Securities Purchase Agreement with G. On Global Investments S.R.L. dated September 6, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNITEK ENGINEERING CORP.
/s/ Werner Funk
Date: September 11, 2019	_______________________________
By: Werner Funk Its: President and CEO